UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020

SILO PHARMA, INC.

(Name of registrant in its charter)

Delaware	000-54872	27-3046338
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

560 Sylvan Ave, Suite 3160

Englewood Cliffs NJ 07632

(Address of principal executive offices)

(718) 400-9031

(Registrant’s telephone number)

Uppercut Brands Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective October 1, 2020, the board of directors (the “Board”) of Silo Pharma, Inc. (the “Company”) appointed Dr. Kevin Muñoz as a director of the Company to fill a vacancy on the Board. The board of directors has determined Dr. Muñoz is independent in accordance with the applicable rules of the Nasdaq Stock Market LLC. Dr. Muñoz will serve on the Board’s Audit and Compensation Committees.

Dr. Muñoz was not selected as a director pursuant to any arrangements or understandings with the Company or with any other person, and there are no related party transactions between Dr. Muñoz and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Set forth below is the biographical information of Dr. Muñoz, as required by Item 401 of Regulation S-K.

Dr. Kevin Muñoz, 42, is currently the Director of Operations at Physical Medicine and Rehabilitation, an outpatient facility for the treatment of musculoskeletal issues, and has served in various capacities with Physical Medicine and Rehabilitation since 2008. Dr. Muñoz holds an MD from Xavier University School of Medicine and a BS from the University of Michigan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Change of Name

On September 24, 2020, the Company filed with the Delaware Secretary of State a certificate of amendment (the “Amendment”) to the Company’s Certificate of Incorporation to change the legal name of the Company from “Uppercut Brands Inc.” to “Silo Pharma, Inc.” A copy of the Amendment effecting the name change, as filed with the Delaware Secretary of State is attached hereto as Exhibit 3.1.

Item 8.01	Other Events.

On September 28, 2020, the Company issued a press release announcing its name change to Silo Pharma, Inc., a copy of which is filed as Exhibit 99.1.

On October 6, 2020, the Company issued a press release announcing the appointment of Dr. Kevin Muñoz, MD to the Company’s Board of Directors, a copy of which is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
3.1	Certificate of Amendment filed with the Delaware Secretary of State on September 24, 2020
99.1	Press Release dated September 28, 2020
99.2	Press Release dated October 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILO PHARMA, INC.

Date: October 6, 2020	By:	/s/ Eric Weisblum
Eric Weisblum, Chief Executive Officer

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